UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07095

T. Rowe Price Summit Municipal Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

Item 1. Report to Shareholders

Summit Municipal Intermediate Fund	April 30, 2012

The views and opinions in this report were current as of April 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Tax-free bonds produced excellent returns and outperformed taxable bonds in the six-month period ended April 30, 2012. In the first half of our fiscal year, munis extended last year’s tremendous performance—led by long-term and lower-quality issues—as new issuance remained muted and fears of widespread defaults continued to subside despite the largest municipal bankruptcy in U.S. history in Jefferson County, Alabama. The T. Rowe Price Summit Municipal Funds performed mostly in line with their benchmarks in the last six months, and their longer-term relative results remained favorable.

MARKET ENVIRONMENT

The U.S. economy expanded at a 2.2% annualized rate in the first quarter of 2012, slightly weaker than 3.0% in last year’s fourth quarter. Growth in the months ahead is expected to be moderate. The labor market recovery has been firming, and the national unemployment rate has dipped to 8.1%, the lowest level since early 2009. Corporate profit growth remains healthy, and manufacturing activity has been increasing moderately. The housing market is still weak, however, and the Federal Reserve remains cautious about the durability of the economic recovery. To support the recovery, the Fed has been implementing a $400 billion maturity extension program since September, purchasing longer-term Treasuries and selling issues maturing in three years or less. Also, Fed officials maintained their time horizon for keeping short-term interest rates very low through the end of 2014.

The municipal yield curve flattened in our reporting period, with longer-term yields falling significantly amid strong demand for and low supply of higher-yielding long-term munis. Shorter-term yields fell to a lesser extent, grinding their way closer to 0%. Nevertheless, with municipal yields comparable to or higher than Treasury yields, tax-free securities are an attractive alternative for fixed income investors. As of April 30, 2012, the 3.25% yield offered by a 30-year tax-free municipal bond rated AAA was more than 104% of the 3.11% pretax yield offered by a 30-year Treasury. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding about 4.51% in order to receive the same after-tax income. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.28, or 0.72.)

MUNICIPAL MARKET NEWS

Municipal issuance in 2011 totaled only $295 billion, according to The Bond Buyer—the lowest level seen in a decade. Issuance in the first four months of 2012 remained subdued amid pervasive sentiment toward fiscal austerity, totaling $112 billion. While year-to-date long-term issuance is higher than at this point in 2011, much of it reflects municipalities refinancing their debts to take advantage of low long-term interest rates, rather than net new issuance. We believe issuance could stay on the low side of estimates—a bullish factor for munis—as state and local governments have been conservative about adding to indebtedness, despite prevailing low yields. Another favorable factor supporting the market is brisk demand, particularly for long-term issues.

Most states continue to face fiscal difficulties and have been forced to raise taxes and fees and cut spending to close budget deficits. We believe many states deserve high credit ratings, and we do not see a near-term threat to their ability to continue servicing their outstanding debts. However, we have longer-term concerns about potentially onerous future pension obligations and other retirement benefits.

Municipal bond performance in the last six months was generally driven by investors’ search for higher yields in a low interest rate environment. Long-term bonds outperformed shorter-term securities, while low-quality issues outpaced higher-quality munis, and revenue bonds performed better than local and state general obligations.

Among revenue bonds, industrial development and health care were two top-performing segments, helped by investors’ increased risk appetite. Lease revenue bonds also did well. Housing bonds underperformed but still produced good returns. Lower-yielding and higher-quality public power, water and sewer, and solid waste revenue bonds were also among the laggards. Prerefunded bonds, which are backed by U.S. Treasuries, produced mild gains due to their high-quality and short-term characteristics.

PORTFOLIO REVIEW

Summit Municipal Money Market Fund
Your fund returned 0.01% during the six-month period ended April 30, 2012, the same return generated by the Lipper average. Money fund returns remain at their all-time lows, as we are now more than three years into the Federal Reserve’s extraordinary zero interest rate policy. For investors, this rate environment seems to have been in place forever. Yet uneven economic growth, combined with resurgent fears related to the European financial situation, reminds us that Fed policy and its hold on short-term interest rates are unlikely to change any time soon.

The money markets continue to address a changing credit situation, much of it a result of the aftershocks of the 2007–2008 financial crisis. Recently, Moody’s rating agency has put a number of large global banks on notice of impending credit downgrades. The worries of last fall related to the ability of Greece to avoid default have morphed into larger concerns related to the sovereign debt of Spain. Money funds are well advised to maintain a conservative investment posture in such turbulent times. Most money funds have become quite discerning as to whom and for how long they are willing to lend, as the number of high-quality borrowers becomes increasingly smaller.

Rates in the money market space show only minor variation over the past six months. The U.S. Treasury bill market remains subject to limited supply and episodic flights to quality with 90-day bills trading at 0.09%. High-quality taxable commercial paper and bank CDs trade in 90 days in the range of 0.15% to 0.28%. Municipal rates compare quite favorably, though still at absolute low levels. Municipal variable rate securities, which represent a sizable portion of the portfolio, have recently moved higher in yield to around 0.24% versus 0.12% at the end of October. Six-month and one-year municipal notes remain well bid, trading in a range of 0.16% to 0.22%.

Portfolio strategy remains largely unchanged since our prior report; we remain quite aggressive in our interest rate posture and quite defensive in our credit risk posture. With the economy still sluggish, Europe still simmering, and the inability of Washington to address significant policy matters, our view is that the Fed has no choice but to leave its zero interest rate policy in place well into 2013. Thus, we are quite comfortable with a portfolio weighted average maturity near the long end of its permissible range. Meanwhile, the municipal credit environment remains sorely challenged with revenues at the state and local levels still below peak levels. Many troubled state and local issuers remain out of our portfolio, and their outlooks appear challenged for quite some time to come.

Portfolio composition reflects these outlooks. Among our largest positions, at about 21%, you will find housing bonds backed by federal or state home ownership programs. High-quality hospital systems make up about 16% of our portfolio, while higher-quality state and local general obligation debt makes up another 25% of holdings. Municipal issuers frequently rely on bank guarantors of their debt, which brings its own credit challenges. We find an increasingly selective group of bank liquidity providers acceptable, with Wells Fargo, Royal Bank of Canada, and State Street Bank among our largest guarantors. As always, our focus remains on principal stability, quality, and liquidity, though the interest rate environment results in little return for lenders.

Summit Municipal Intermediate Fund

Performance Comparison
Your fund returned 4.87% during the past six months compared with a return of 4.82% for the Lipper Intermediate Municipal Debt Funds Average, which measures the performance of similarly managed funds. The fund’s net asset value per share increased from $11.47 at the end of October to $11.85 at the end of April, while the 30-day SEC yield declined from 2.22% to 1.58%. Dividends contributed $0.18 per share during the six-month period.

We maintained our overweight to revenue bonds relative to high-quality general obligations and prerefunded bonds and worked toward a more neutral yield curve allocation, including low cash and a slight overweight to bonds with maturities 10 years and longer. During the previous six-month period ended last October, we took great strides to reduce our exposure to cash and very short high-quality bonds maturing inside of two years to maturity. In the most recent period, we continued to take more money out of cash and short-term bonds and increase our weight in the five- to seven-year part of the yield curve. We believe that cash and short-term bonds will only hurt returns during the foreseeable future, as we expect the Fed to keep rates at historic lows. These efforts left the portfolio with a more balanced yield curve allocation.

We were able to maintain our positioning in higher-yielding revenue sectors, such as heath care, transportation, and electric utilities, even in the face of steady cash flow into the fund. We also increased our relatively low exposure to high-quality state general obligation bonds by 2%, which had more to do with staying invested than a desire to add to the general obligation sector.

The two main drivers of the fund’s performance were our interest rate management and sector allocation, while security selection was neutral. A look at the Sector Diversification chart shows that we had a large overweight in revenue and underweights in higher-quality general obligation and prerefunded bonds. Within the revenue sector, our overweight in heath care was beneficial. We remain underexposed to the tobacco sector, with only a few short-term maturities, although longer-term tobacco bonds did very well during the period, even though much of the group has been downgraded. Over the past six months, the yield spreads tightened despite the fundamental challenges.

The other side of the market’s recent strong performance is that reinvestment continues to challenge us. We expect demand to remain high as investors seek out higher-yielding and relatively safe intermediate fixed income investments. Issuers continue to take advantage of low rates to retire older, higher-yielding debt. While this boosts an issuer’s credit profile and prices for investors, it also hampers our efforts to preserve income for our shareholders. We will not sacrifice our high credit standards as we address these challenges. This type of pressure will affect all fixed income investors, from taxable endowments and pension plans to municipal bond funds, in the coming months.

Summit Municipal Income Fund
Your fund returned 6.84% during the past six months compared with 6.58% for the Lipper General Municipal Debt Funds Average. The fund’s net asset value rose from $11.15 to $11.68 during the six-month period, while its 30-day SEC yield fell from 3.48% to 2.82%. Dividends during the period contributed $0.23 per share.

Our yield curve positioning reflected an overweight in longer-term securities and an underweight in bonds maturing within the 3- to 10-year range. We slightly decreased the portfolio’s exposure to cash and holdings inside of two years. Our goal is to further decrease short-term exposure, since these bonds offer little value in terms of yield, as longer maturities provide higher yields reflecting a currently steep yield curve. Shorter bonds continued to be a drag on performance during the period, and the long end performed exceptionally well. We managed the fund’s duration posture longer than its benchmark, the Barclays Municipal Bond Index, and we raised the weighted average maturity a full year to 18 years since our last report in October.

We experienced a significant pickup in new issuance last fall, which for the most part was greeted with insatiable demand from buyers, and we took the opportunity to invest in longer-term bonds. Issuance of tax-exempt debt in New Jersey, New York, and California was particularly elevated. Among our purchases were California Public Works and New Jersey Institute of Technology. In New York, we added issues related to the rebuilding of the World Trade Center, including NY State Liberty Development for 4 WTC Project. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Overall quality diversification was little changed over the period. The fund’s largest weighting remains in the A category, which increased from 37% to 43% of the fund’s net assets as of April 30, 2012. They benefited performance since returns on longer A rated bonds were above average. Lower-quality holdings, particularly BBB and nonrated securities, also were excellent performers for the period. There were no significant changes in sector exposures, given our bias for revenues over general obligation bonds. The transportation sector remained the largest allocation, followed by health care, a top-performing sector for the period.

OUTLOOK

While we are pleased with the tremendous performance of municipal bonds over the last year, we believe that returns in 2012 will moderate, as the credit and economic environment for municipalities is likely to remain challenging. Modest economic growth and improving income and sales tax revenues are providing some support for state and local governments. However, tax revenues remain below previous peaks, and cutbacks in state support and persisting downward pressure on property tax revenues could keep local municipal issuers vulnerable. If the economy slides back into a recession—which we are not currently predicting—municipalities will face even tougher challenges.

State and local government liabilities such as pension benefits and health care costs are a growing long-term concern. Maintaining balanced budgets and addressing these long-term concerns require careful and dedicated work by state and local officials. These efforts will need to continue—with or without additional federal government assistance.

We continue to believe that the municipal bond market is a high-quality market, with good opportunities for long-term investors. While we are comforted somewhat by Federal Reserve assurances that interest rate hikes are not imminent and by the demonstrated ability of states to balance their budgets in tough times, we are mindful that municipal yields are at or near historical lows and that there is the potential for losses if rates rise in response to stronger economic growth or inflation. With rates at such low levels, we are guarded in our interest rate outlook and careful about any investment shift that might increase our portfolios’ interest rate sensitivity.

We believe T. Rowe Price’s strong credit research capabilities have been and will remain an asset for our investors. We continue to conduct our own thorough research and assign our own independent credit ratings before making investment decisions. As always, we are on the lookout for attractively valued bonds issued by municipalities with good fundamentals—an investment strategy that has served our investors well in the past.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Municipal Money Market Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Summit Municipal Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
Summit Municipal Income Fund

May 17, 2012

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment program.

RISKS OF INVESTING IN MUNICIPAL SECURITIES

Funds that invest in municipal securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades; defaults on scheduled interest and principal payments; and the possibility that municipal securities will, because of legislation or a significant restructuring of federal income tax rates, lose their advantage as a source of tax-free income. Some income may be subject to state and local taxes and the federal alternative minimum tax.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, they should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Barclays Intermediate Competitive (1–17 yr. Maturity) Bond Index: A subindex of the Barclays Municipal Bond Index. It is a rules-based, market value-weighted index of bonds with maturities of one year to 16 years and 11 months engineered for the tax-exempt bond market.

Barclays Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Inflation: A sustained increase in prices throughout the economy.

LIBOR: The London Interbank Offered Rate, which is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

| | 6 Months Ended 4/30/12 | Year Ended 10/31/11 | 10/31/10 | 10/31/09 | 10/31/08 | 10/31/07 |
|---|---|---|---|---|---|---|
| **NET ASSET VALUE** | | | | | | |
| Beginning of period | $ 11.47 | $ 11.48 | $ 11.14 | $ 10.38 | $ 10.86 | $ 10.95 |
| Investment activities | | | | | | |
| Net investment income[1] | 0.18 | 0.37 | 0.39 | 0.41 | 0.42 | 0.42 |
| Net realized and unrealized gain (loss) | 0.38 | (0.01)[2] | 0.33 | 0.76 | (0.48) | (0.09) |
| Total from investment activities | 0.56 | 0.36 | 0.72 | 1.17 | (0.06) | 0.33 |
| Distributions | | | | | | |
| Net investment income | (0.18) | (0.37) | (0.38) | (0.41) | (0.42) | (0.42) |
| **NET ASSET VALUE** | | | | | | |
| **End of period** | **$ 11.85** | **$ 11.47** | **$ 11.48** | **$ 11.14** | **$ 10.38** | **$ 10.86** |

**Ratios/Supplemental Data**

| | | | | | | |
|---|---|---|---|---|---|---|
| **Total return**[3] | 4.87% | 3.21% | 6.60% | 11.44% | (0.63)% | 3.04% |
| Ratio of total expenses to average net assets | 0.50%[4] | 0.50% | 0.50% | 0.50% | 0.50% | 0.50% |
| Ratio of net investment income to average net assets | 3.03%[4] | 3.25% | 3.40% | 3.79% | 3.86% | 3.83% |
| Portfolio turnover rate | 3.1% | 17.0% | 8.2% | 8.9% | 23.9% | 24.4% |
| Net assets, end of period (in millions) | $ 2,058 | $ 1,822 | $ 1,725 | $ 1,091 | $ 779 | $ 607 |

(1) Per share amounts calculated using average shares outstanding method.

(2) The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

| | $ Par | Value |
|---|---|---|
| **MUNICIPAL SECURITIES 99.5%** | | |
| **Alabama 0.4%** | | |
| Courtland Ind. Dev. Board, PCR, Int'l. Paper, 4.75%, 5/1/17 | 1,500 | 1,570 |
| Health Care Auth. for Baptist Health, 5.00%, 11/15/18 | 1,685 | 1,781 |
| Univ. of Alabama Board of Trustees, Univ. of Alabama Birmingham Hosp., 5.75%, 9/1/22 (Tender 9/1/18) | 4,000 | 4,592 |
| | | 7,943 |
| **Alaska 0.3%** | | |
| Alaska HFC, Single Family, 5.25%, 12/1/25 (1) | 2,500 | 2,636 |
| Anchorage, GO, 5.00%, 3/1/20 (1) | 3,255 | 3,626 |
| | | 6,262 |
| **Arizona 1.1%** | | |
| Arizona Board of Regents, Arizona State Univ., 6.00%, 7/1/26 | 2,350 | 2,774 |
| Arizona HFA, Blood Systems, 5.00%, 4/1/18 | 1,325 | 1,391 |
| Arizona Transportation Board, Highway, 5.00%, 7/1/17 | 6,720 | 8,043 |
| Arizona Transportation Board, Highway, 5.00%, 7/1/27 | 2,145 | 2,447 |
| Salt River Project Agricultural Improvement & Power 5.00%, 1/1/28 | 6,000 | 6,829 |
| Tempe IDA, Friendship Village of Tempe, 5.375%, 12/1/13 (2) | 808 | 847 |
| | | 22,331 |
| **Arkansas 0.1%** | | |
| Univ. of Arkansas, 5.00%, 11/1/26 (1) | 1,000 | 1,084 |
| | | 1,084 |
| **California 11.8%** | | |
| Bay Area Toll Auth., San Francisco, 5.00%, 4/1/25 | 4,495 | 5,196 |
| Bay Area Toll Auth., San Francisco, 5.25%, 4/1/26 | 6,590 | 7,788 |
| California, Economic Recovery, 5.00%, 7/1/22 | 8,365 | 9,485 |
| California, Economic Recovery, 5.25%, 7/1/21 | 13,755 | 16,686 |
| California, Economic Recovery, GO, 5.00%, 7/1/15 (1) | 5,000 | 5,478 |

| | | |
|---|---|---|
| California, GO, 5.00%, 9/1/15 | 2,530 | 2,863 |
| California, GO, 5.00%, 9/1/17 | 4,030 | 4,757 |
| California, GO, 5.00%, 10/1/17 | 5,100 | 6,029 |
| California, GO, 5.00%, 4/1/18 | 10,000 | 11,835 |
| California, GO, 5.25%, 3/1/23 | 6,000 | 7,006 |
| California Dept. of Water Resources, Power Supply 4.00%, 5/1/16 | 9,000 | 10,130 |
| California Dept. of Water Resources, Power Supply 5.00%, 5/1/14 | 10,000 | 10,910 |
| California Dept. of Water Resources, Power Supply 5.00%, 5/1/16 | 10,000 | 11,649 |
| California Dept. of Water Resources, Power Supply 5.00%, 5/1/22 | 4,605 | 5,373 |
| California Dept. of Water Resources, Power Supply 5.50%, 5/1/14 (Prerefunded 5/1/12) (3)(4) | 2,320 | 2,344 |
| California Dept. of Water Resources, Power Supply Series H, 5.00%, 5/1/22 | 5,000 | 5,834 |
| California HFA, Cedars-Sinai Medical Center, 5.00%, 11/15/20 | 1,400 | 1,544 |
| California HFA, Cedars-Sinai Medical Center, 5.00%, 11/15/27 | 7,650 | 8,021 |
| California HFA, Memorial Health, 5.00%, 10/1/19 | 1,000 | 1,211 |
| California HFA, Memorial Health, 5.00%, 10/1/20 | 1,000 | 1,216 |
| California HFA, Sutter Health, 5.25%, 8/15/31 | 4,000 | 4,565 |
| California Municipal Fin. Auth., Waste Management, IDRB VR, 3.00%, 9/1/14 (5) | 1,525 | 1,588 |
| California Pollution Control Fin. Auth., Republic Services, Solid Waste, 0.50%, 8/1/24 (Tender 5/1/12) (6) | 1,500 | 1,500 |
| California Pollution Control Fin. Auth., Republic Services, Solid Waste, 0.70%, 8/1/23 (Tender 5/1/12) (5) | 4,250 | 4,250 |
| Golden State Tobacco Securitization Corp., Tobacco Industry 5.00%, 6/1/14 | 1,850 | 1,931 |
| Long Beach Harbor, 5.00%, 5/15/18 (1) | 1,500 | 1,680 |
| Los Angeles Airport, 5.00%, 5/15/25 | 3,390 | 3,943 |
| Los Angeles Airport, 5.25%, 5/15/27 | 11,240 | 13,044 |

| | | |
|---|---|---|
| Los Angeles Community College Dist., GO, 5.00%, 8/1/24 (7) | 2,000 | 2,206 |
| Los Angeles Dept. of Water & Power, Electric, 5.00%, 7/1/21 | 2,800 | 3,498 |
| Los Angeles Municipal Improvement Corp., 4.00%, 3/1/16 | 1,000 | 1,095 |
| Los Angeles Municipal Improvement Corp., 4.00%, 3/1/17 | 1,860 | 2,053 |
| Los Angeles Municipal Improvement Corp., 4.625%, 3/1/18 | 1,205 | 1,372 |
| Los Angeles Municipal Improvement Corp., 5.00%, 3/1/17 | 2,550 | 2,922 |
| Northern California Gas Authority No. 1, VR, 1.034%, 7/1/27 | 2,000 | 1,488 |
| San Buenaventura, Community Memorial Health 6.00%, 12/1/19 | 2,220 | 2,439 |
| San Buenaventura, Community Memorial Health 6.25%, 12/1/20 | 2,000 | 2,239 |
| San Buenaventura, Community Memorial Health 6.50%, 12/1/22 | 2,620 | 2,976 |
| San Diego Unified School Dist., GO, 5.00%, 7/1/16 (1) | 4,705 | 5,226 |
| San Francisco City & County Airports Commission 5.00%, 5/1/22 | 9,000 | 10,573 |
| San Francisco City & County Airports Commission, Int'l. Airport 5.00%, 5/1/23 | 16,000 | 18,641 |
| San Francisco City & County Airports Commission, Int'l. Airport 5.50%, 5/1/25 | 9,200 | 10,819 |
| Southern California Public Power Auth., 5.00%, 7/1/23 | 3,290 | 3,815 |
| Univ. of California Regents, 5.00%, 5/15/19 (7) | 1,295 | 1,369 |
| Whittier Health Fac., Presbyterian Intercommunity Hosp. 5.00%, 6/1/12 | 2,000 | 2,007 |
| | | 242,594 |
| **Colorado 2.4%** | | |
| Colorado HFA, Catholic Health Initiatives, 5.00%, 7/1/18 | 5,000 | 5,967 |
| Colorado HFA, Catholic Health Initiatives, 5.00%, 7/1/19 | 10,035 | 12,066 |
| Colorado HFA, Evangelical Lutheran Good Samaritan Society 5.00%, 6/1/16 | 1,200 | 1,267 |
| Colorado HFA, Valley View Hosp., 5.50%, 5/15/28 | 1,005 | 1,058 |

| | | |
|---|---|---|
| Denver City & County Airport, 5.00%, 11/15/17 (8) | 3,500 | 4,017 |
| Denver City & County Airport, 5.00%, 11/15/17 (5) | 2,795 | 3,229 |
| Denver City & County Airport, 5.00%, 11/15/22 | 3,500 | 4,067 |
| Denver City & County Airport, 5.00%, 11/15/24 (9) | 5,000 | 5,527 |
| Denver City & County Airport, 5.25%, 11/15/27 | 5,560 | 6,318 |
| Regional Transportation Dist., Fastracks, 5.00%, 11/1/27 (4) | 4,800 | 5,486 |
| Univ. of Colorado, 5.50%, 6/1/24 | 1,000 | 1,237 |
| | | 50,239 |
| **Connecticut 0.0%** | | |
| Mashantucket (Western) Pequot Tribe, 5.70%, 9/1/12 (6)(10)(11) | 500 | 193 |
| Mohegan Tribe Indians, 6.25%, 1/1/31 | 450 | 393 |
| Mohegan Tribe Indians, Gaming Public Improvement 5.50%, 1/1/13 (6) | 220 | 219 |
| | | 805 |
| **Delaware 0.2%** | | |
| Delaware River & Bay Auth., 5.00%, 1/1/21 (1) | 1,000 | 1,093 |
| New Castle County, Newark Charter School, 5.00%, 9/1/26 | 820 | 820 |
| Sussex County, Cadbury Lewes, 5.90%, 1/1/26 | 860 | 781 |
| Wilmington, 5.375%, 6/1/16 (Prerefunded 6/1/12) (3)(8) | 1,925 | 1,934 |
| | | 4,628 |
| **District of Columbia 1.9%** | | |
| District of Columbia, GO, 5.25%, 6/1/19 (7) | 3,140 | 3,872 |
| Metropolitan Washington D.C. Airports Auth., Series A 5.00%, 10/1/23 | 6,000 | 7,086 |
| Metropolitan Washington D.C. Airports Auth., Series B 5.00%, 10/1/23 | 5,000 | 5,808 |
| Washington Convention Center Auth., 5.00%, 10/1/18 (4) | 6,090 | 6,787 |
| Washington Convention Center Auth., 5.00%, 10/1/20 (4) | 5,500 | 6,188 |

| | | |
|---|---|---|
| Washington Convention Center Auth., 5.00%, 10/1/21 (4) | 4,500 | 5,063 |
| Washington Metropolitan Area Transit Auth., 5.25%, 7/1/20 | 1,000 | 1,230 |
| Washington Metropolitan Area Transit Auth., 5.25%, 7/1/22 | 2,500 | 3,010 |
| Washington Metropolitan Area Transit Auth., 5.25%, 7/1/26 | 1,000 | 1,160 |
| | | 40,204 |
| **Florida 11.8%** | | |
| Broward County, Water & Sewer, 5.00%, 10/1/15 (Prerefunded 10/1/13) (3)(4) | 1,425 | 1,519 |
| Broward County, Water & Sewer, 5.00%, 10/1/19 | 7,000 | 8,627 |
| Collier County, Gas Tax, 5.25%, 6/1/14 (4) | 1,095 | 1,142 |
| Delray Beach, Decade of Excellence, GO, 5.00%, 2/1/13 (7) | 1,000 | 1,035 |
| Fishhawk Community Dev. Dist. II, Special Assessment 7.04%, 11/1/14 | 10 | 10 |
| Florida Board of Ed., Capital Outlay, 5.25%, 6/1/14 (Prerefunded 6/1/12) (3) | 1,000 | 1,004 |
| Florida Board of Ed., Capital Outlay, GO, 5.00%, 6/1/30 | 1,555 | 1,718 |
| Florida Board of Ed., Lottery, 5.00%, 7/1/15 | 6,210 | 7,055 |
| Florida Board of Ed., Lottery, 5.00%, 7/1/17 (4) | 4,690 | 5,308 |
| Florida Board of Ed., Lottery, 5.00%, 7/1/21 | 6,350 | 7,342 |
| Florida Board of Ed., Lottery, 5.00%, 7/1/23 | 2,000 | 2,306 |
| Florida Dept. of Environmental Protection, Documentary Stamp Tax, 5.00%, 7/1/12 (8) | 3,680 | 3,710 |
| Florida Dept. of Environmental Protection, Documentary Stamp Tax, 5.00%, 7/1/16 | 5,750 | 6,646 |
| Florida Dept. of Environmental Protection, Documentary Stamp Tax, 5.00%, 7/1/17 | 5,730 | 6,744 |
| Florida Dept. of Environmental Protection, Documentary Stamp Tax, 5.00%, 7/1/20 (4) | 3,835 | 4,416 |
| Florida Dept. of Environmental Protection, Documentary Stamp Tax, 5.00%, 7/1/22 | 10,500 | 12,511 |
| Florida Dept. of Environmental Protection, Documentary Stamp Tax, 5.00%, 7/1/23 (8) | 4,200 | 4,731 |

| | | |
|---|---|---|
| Florida Dept. of Environmental Protection, Documentary Stamp Tax, 5.25%, 7/1/14 (Prerefunded 7/1/12) (3)(8) | 3,250 | 3,310 |
| Florida DOT, Turnpike Auth., 5.00%, 7/1/18 (1) | 1,275 | 1,468 |
| Florida DOT, Turnpike Auth., 5.00%, 7/1/22 | 16,710 | 19,636 |
| Florida Hurricane Catastrophe Fund Fin. Corp., 5.00%, 7/1/14 | 6,290 | 6,831 |
| Florida Hurricane Catastrophe Fund Fin. Corp., 5.00%, 7/1/15 | 15,180 | 16,926 |
| Florida Municipal Power Agency, 5.25%, 10/1/20 | 3,375 | 3,968 |
| Florida Municipal Power Agency, 5.25%, 10/1/22 | 6,125 | 7,056 |
| Greater Orlando Aviation Auth., 5.00%, 10/1/15 (7) | 2,250 | 2,373 |
| Highlands County HFA, Adventist Health/Sunbelt 5.00%, 11/15/21 | 140 | 152 |
| Highlands County HFA, Adventist Health/Sunbelt, Series B1 5.00%, 11/15/21 (Prerefunded 11/15/15) (3) | 140 | 161 |
| Highlands County HFA, Adventist Health/Sunbelt, Series B2 5.00%, 11/15/21 (Prerefunded 11/15/15) (3) | 820 | 945 |
| Highlands County HFA, Adventist Health/Sunbelt, VR 5.00%, 11/15/18 | 1,600 | 1,771 |
| Highlands County HFA, Adventist Health/Sunbelt, VR 5.00%, 11/15/19 | 1,615 | 1,772 |
| Jacksonville, 5.375%, 10/1/17 (8) | 1,000 | 1,017 |
| Jacksonville, Excise Tax, 5.00%, 10/1/23 (4) | 1,875 | 2,088 |
| Jacksonville, Excise Tax, 5.25%, 10/1/19 (1)(5) | 1,450 | 1,516 |
| Jacksonville, Sales Tax, 5.00%, 10/1/18 | 1,800 | 2,097 |
| Jacksonville, Sales Tax, 5.00%, 10/1/21 | 2,500 | 2,944 |
| Jacksonville Electric Auth., 5.00%, 10/1/12 | 2,500 | 2,551 |
| Jacksonville Electric Auth., 5.00%, 10/1/20 | 2,655 | 2,821 |
| Miami-Dade County, Aviation, 5.25%, 10/1/12 (1)(5) | 6,350 | 6,480 |
| Miami-Dade County, Aviation, 5.75%, 10/1/24 | 5,085 | 5,864 |
| Miami-Dade County, Aviation, 5.75%, 10/1/26 | 100 | 115 |
| Miami-Dade County, Aviation, Int'l. Airport 5.25%, 10/1/18 (1)(5) | 2,450 | 2,537 |
| Miami-Dade County, Public Service Tax, 5.00%, 4/1/20 (1) | 1,135 | 1,288 |

| | | |
|---|---|---|
| Miami-Dade County EFA, Univ. of Miami, 5.00%, 4/1/18 (Prerefunded 4/1/14) (3)(4) | 1,475 | 1,602 |
| Miami-Dade County EFA, Univ. of Miami, 5.00%, 4/1/21 (4) | 5,235 | 5,847 |
| Miami-Dade County EFA, Univ. of Miami, 5.25%, 4/1/20 (4) | 4,610 | 5,450 |
| Miami-Dade County EFA, Univ. of Miami, 5.75%, 4/1/28 | 765 | 834 |
| Orange County, Sales Tax, 5.00%, 1/1/14 (8) | 1,550 | 1,595 |
| Orange County, Sales Tax, 5.125%, 1/1/16 (8) | 2,580 | 2,658 |
| Orange County, Tourist Dev. Tax, 5.00%, 10/1/21 | 5,200 | 6,179 |
| Orange County, Tourist Dev. Tax, 5.00%, 10/1/22 | 6,020 | 7,133 |
| Orange County HFA, Nemours Foundation, 5.00%, 1/1/20 (Prerefunded 1/1/15) (3) | 280 | 312 |
| Orlando-Orange County Expressway Auth., 5.00%, 7/1/26 | 12,505 | 14,087 |
| Osceola County, Tourist Dev., 5.50%, 10/1/16 (8) | 1,000 | 1,019 |
| Palm Beach County, Criminal Justice Fac., 5.75%, 6/1/13 (8) | 3,700 | 3,908 |
| Paseo Community Dev. Dist., 5.00%, 2/1/13 (11) | 425 | — |
| Paseo Community Dev. Dist., Special Assessment 5.40%, 5/1/36 | 75 | 75 |
| Paseo Community Dev. Dist., VR, Zero Coupon, 5/1/36 (11) | 1,030 | 266 |
| Pinellas County HFA, Baycare Health, 5.00%, 11/15/13 | 3,500 | 3,733 |
| Reedy Creek Improvement Dist., GO, 5.00%, 6/1/21 (4) | 2,080 | 2,321 |
| Reedy Creek Improvement Dist., Utility, 5.00%, 10/1/20 (4) | 1,025 | 1,103 |
| Saint Augustine, Capital Improvement, 5.00%, 10/1/24 (4) | 2,400 | 2,615 |
| Seven Oaks Community Dev. Dist. II, VR, 7.50%, 5/1/16 | 555 | 527 |
| South Miami HFA, Baptist Health South, 5.00%, 8/15/21 | 3,000 | 3,382 |
| South Miami HFA, Baptist Health South, 5.00%, 8/15/23 | 3,030 | 3,314 |
| Tolomato Community Dev. Dist., Special Assessment 6.375%, 5/1/17 | 440 | 191 |
| Tolomato Community Dev. Dist., Special Assessment 6.45%, 5/1/23 | 1,000 | 428 |
| | | 242,090 |

| | | |
|---|---|---|
| **Georgia 2.7%** | | |
| Atlanta Airport, 5.00%, 1/1/26 | 4,190 | 4,708 |
| Atlanta Airport, 5.75%, 1/1/22 | 4,750 | 5,934 |
| Carroll City-County Hosp. Auth., Tanner Medical Center 5.00%, 7/1/22 | 1,235 | 1,435 |
| Cobb County-Marietta Water Auth., 5.50%, 11/1/14 (Prerefunded 4/1/12) (3) | 1,515 | 1,586 |
| DeKalb Private Hosp. Auth., Children's Healthcare of Atlanta 5.00%, 11/15/21 | 3,500 | 4,083 |
| DeKalb Private Hosp. Auth., Children's Healthcare of Atlanta 5.00%, 11/15/24 | 2,850 | 3,218 |
| Fulton County, Water & Sewer, 5.00%, 1/1/21 (Prerefunded 1/1/14) (3)(8) | 2,180 | 2,349 |
| Main Street Natural Gas, Georgia Municipal Gas Auth. 5.00%, 3/15/14 | 2,000 | 2,151 |
| Main Street Natural Gas, Georgia Municipal Gas Auth. 5.00%, 3/15/17 | 6,870 | 7,421 |
| Main Street Natural Gas, Georgia Municipal Gas Auth. 5.00%, 3/15/19 | 3,900 | 4,217 |
| Main Street Natural Gas, Georgia Municipal Gas Auth. 5.00%, 3/15/20 | 5,160 | 5,462 |
| Main Street Natural Gas, Georgia Municipal Gas Auth. 5.50%, 9/15/24 | 2,500 | 2,749 |
| Municipal Electric Auth. of Georgia, 5.00%, 1/1/20 | 4,945 | 5,940 |
| Municipal Electric Auth. of Georgia, 5.00%, 1/1/21 | 2,695 | 3,229 |
| Savannah Economic Dev. Auth., Marshes of Skidaway 7.40%, 1/1/34 | 810 | 816 |
| | | 55,298 |
| **Hawaii 1.7%** | | |
| Hawaii, 5.00%, 7/1/19 (Prerefunded 7/1/15) (3)(4) | 775 | 885 |
| Hawaii, 5.25%, 9/1/23 (Prerefunded 9/1/13) (3)(7) | 1,995 | 2,126 |
| Hawaii, GO, 5.00%, 12/1/16 | 5,300 | 6,298 |

| | | |
|---|---|---|
| Hawaii, GO, 5.00%, 12/1/17 | 4,510 | 5,475 |
| Hawaii, GO, 5.00%, 7/1/19 (4) | 3,575 | 4,028 |
| Hawaii, GO, 5.25%, 9/1/23 (1) | 2,005 | 2,127 |
| Hawaii Airports, 5.00%, 7/1/17 (5) | 7,905 | 9,035 |
| Hawaii Airports, 5.25%, 7/1/23 | 4,175 | 4,872 |
| | | 34,846 |
| **Illinois 2.9%** | | |
| Chicago, Neighborhoods Alive, GO, VRDN, 0.33%, 1/1/37 | 900 | 900 |
| Chicago O'Hare Int'l. Airport, 5.00%, 1/1/20 (4) | 5,235 | 5,716 |
| Chicago O'Hare Int'l. Airport, 5.00%, 1/1/21 (12) | 4,500 | 5,073 |
| Chicago O'Hare Int'l. Airport, 5.25%, 1/1/15 (8) | 1,700 | 1,890 |
| Chicago O'Hare Int'l. Airport, 5.25%, 1/1/23 | 3,065 | 3,543 |
| Chicago O'Hare Int'l. Airport, 5.25%, 1/1/24 | 2,605 | 2,983 |
| Chicago O'Hare Int'l. Airport, 5.25%, 1/1/25 | 2,920 | 3,301 |
| Chicago O'Hare Int'l. Airport, 5.25%, 1/1/28 | 2,200 | 2,447 |
| Chicago O'Hare Int'l. Airport, 5.25%, 1/1/29 | 1,245 | 1,380 |
| Chicago O'Hare Int'l. Airport, Series C, 5.25%, 1/1/27 | 10,590 | 11,827 |
| Chicago O'Hare Int'l. Airport, Series F, 5.25%, 1/1/27 | 2,710 | 3,032 |
| Illinois Fin. Auth., Advocate Health Care Network 5.00%, 11/1/15 | 2,000 | 2,235 |
| Illinois Fin. Auth., Ascension Health, 5.00%, 11/15/42 (Tender 5/1/15) | 5,000 | 5,610 |
| Illinois Fin. Auth., Central Dupage Health, 5.00%, 11/1/16 | 2,050 | 2,346 |
| Illinois Fin. Auth., Central Dupage Health, 5.00%, 11/1/17 | 2,000 | 2,341 |
| Illinois Fin. Auth., Landing at Plymouth Place, 6.00%, 5/15/25 | 900 | 794 |
| Illinois Toll Highway Auth., 5.00%, 1/1/18 (7) | 4,500 | 5,050 |
| | | 60,468 |
| **Indiana 2.2%** | | |
| Indiana Fin. Auth., Indiana Univ. Health, 5.00%, 3/1/17 | 1,760 | 2,011 |

| | | |
|---|---|---|
| Indiana Fin. Auth., Indiana Univ. Health, 5.00%, 3/1/23 | 2,430 | 2,694 |
| Indiana Fin. Auth., Indiana Univ. Health, 5.00%, 3/1/24 | 2,930 | 3,223 |
| Indiana Health & Ed. Fac. Fin. Auth., Indiana Univ. Health Clarian Health, 5.00%, 2/15/33 | 13,230 | 13,723 |
| Indiana HFFA, Ascension Health, 5.00%, 11/1/27 (Tender 5/1/13) | 1,350 | 1,412 |
| Indianapolis, Gas Utilities, 5.00%, 8/15/24 (7) | 9,000 | 10,251 |
| Indianapolis Airport Auth., IDRB, Federal Express 5.10%, 1/15/17 (5) | 3,810 | 4,328 |
| Jasper County Ind. Economic Dev. Auth., Northern Indiana Public Service, 5.60%, 11/1/16 (1) | 4,000 | 4,548 |
| JPMorgan Chase, Indiana Health, Ascension Health, VRTR 0.25%, 11/15/30 (6) | 4,100 | 4,100 |
| | | 46,290 |
| **Iowa 0.1%** | | |
| Iowa Fin. Auth., Iowa Health, VRDN, 0.31%, 7/1/39 | 1,400 | 1,400 |
| | | 1,400 |
| **Kansas 1.0%** | | |
| Kansas Dev. Fin. Auth., Adventist Health/Sunbelt 5.00%, 11/15/22 | 1,750 | 1,958 |
| Kansas Dev. Fin. Auth., Adventist Health/Sunbelt 5.00%, 11/15/24 | 1,000 | 1,103 |
| Lenexa Health Care Fac., Lakeview Village, 5.125%, 5/15/14 | 1,150 | 1,152 |
| Wichita, Via Christi Health, 5.25%, 11/15/24 | 8,295 | 9,275 |
| Wichita, Via Christi Health, 5.25%, 11/15/25 | 4,085 | 4,638 |
| Wyandotte County Unified Gov't., Zero Coupon, 6/1/21 | 4,000 | 2,700 |
| | | 20,826 |
| **Kentucky 0.4%** | | |
| Kentucky Economic Dev. Fin. Auth., Baptist Healthcare, VRDN 0.26%, 8/15/38 | 7,385 | 7,385 |

| | | |
|---|---|---|
| Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health 5.00%, 6/1/18 | 1,500 | 1,680 |
| | | 9,065 |
| **Louisiana 1.1%** | | |
| Louisiana, Gas & Fuel, 5.00%, 5/1/24 | 3,500 | 4,169 |
| Louisiana, GO, 5.00%, 8/1/18 | 11,000 | 13,434 |
| Louisiana, GO, VR, 0.969%, 7/15/14 | 3,400 | 3,406 |
| Louisiana Local Gov't. Environment Fac. Auth., Jefferson Parish GO, 5.25%, 4/1/23 | 575 | 663 |
| Louisiana Local Gov't. Environment Fac. Auth., Jefferson Parish GO, 5.25%, 4/1/24 | 1,300 | 1,482 |
| | | 23,154 |
| **Maryland 4.6%** | | |
| Baltimore, Convention Center Hilton, 5.00%, 9/1/16 | 755 | 741 |
| Frederick County, Public Fac., 5.00%, 6/1/20 (Prerefunded 6/1/18) (3) | 1,225 | 1,509 |
| Gaithersburg, Asbury Maryland Obligated Group 5.00%, 1/1/13 | 2,815 | 2,869 |
| Gaithersburg, Asbury Maryland Obligated Group 5.00%, 1/1/16 | 3,025 | 3,246 |
| Gaithersburg, Asbury Maryland Obligated Group 5.00%, 1/1/17 | 1,775 | 1,909 |
| Howard County, Vantage House, 5.00%, 4/1/13 | 725 | 727 |
| Howard County, Vantage House, 5.00%, 4/1/14 | 760 | 762 |
| Maryland CDA, Residential, 5.50%, 9/1/31 (5) | 1,930 | 1,997 |
| Maryland DOT, 5.00%, 2/15/23 | 4,030 | 4,673 |
| Maryland DOT, 5.50%, 2/1/15 | 3,050 | 3,476 |
| Maryland Economic Dev. Corp., Ports America Chesapeake 5.125%, 6/1/20 | 1,150 | 1,233 |
| Maryland Economic Dev. Corp., Ports America Chesapeake Series B, 5.125%, 6/1/20 | 2,870 | 3,076 |

| | | |
|---|---|---|
| Maryland Economic Dev. Corp., Potomac Electric Power, PCR 6.20%, 9/1/22 | 3,500 | 4,247 |
| Maryland Economic Dev. Corp., Public Health Laboratory 5.00%, 6/1/16 | 2,480 | 2,894 |
| Maryland HHEFA, Anne Arundel Health, 6.75%, 7/1/29 | 1,270 | 1,534 |
| Maryland HHEFA, Doctors Community Hosp., 5.00%, 7/1/20 | 5,000 | 5,217 |
| Maryland HHEFA, Doctors Community Hosp., 5.30%, 7/1/25 | 4,165 | 4,337 |
| Maryland HHEFA, Greater Baltimore Medical Center 5.00%, 7/1/18 | 1,595 | 1,825 |
| Maryland HHEFA, Greater Baltimore Medical Center 5.00%, 7/1/19 | 3,495 | 3,991 |
| Maryland HHEFA, Greater Baltimore Medical Center 5.00%, 7/1/20 | 2,395 | 2,755 |
| Maryland HHEFA, Ingleside at King Farm, 5.00%, 1/1/17 | 185 | 182 |
| Maryland HHEFA, Johns Hopkins Health, 5.00%, 5/15/46 (Tender 5/15/13) | 800 | 838 |
| Maryland HHEFA, Johns Hopkins Health, 5.00%, 5/15/48 (Tender 5/15/15) | 1,950 | 2,176 |
| Maryland HHEFA, Johns Hopkins Health, TECP, 0.35%, 5/2/12 | 8,760 | 8,760 |
| Maryland HHEFA, Meritus Health, Washington County Hosp. 5.00%, 1/1/18 | 1,050 | 1,141 |
| Maryland HHEFA, Mertius Health, Washington County Hosp. 6.00%, 1/1/28 | 2,265 | 2,447 |
| Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/21 | 4,000 | 4,492 |
| Maryland HHEFA, Univ. of Maryland Medical, 5.50%, 7/1/24 (4) | 7,140 | 8,099 |
| Maryland Transportation Auth., 5.00%, 7/1/21 | 1,775 | 2,098 |
| Montgomery County, 5.00%, 5/1/21 (Prerefunded 5/1/17) (3) | 2,500 | 3,024 |
| Northeast Maryland Waste Disposal Auth., Montgomery County Resource Recovery Fac., 5.50%, 4/1/14 (4)(5) | 8,000 | 8,328 |
| Northeast Maryland Waste Disposal Auth., Montgomery County Resource Recovery Fac., 5.50%, 4/1/16 (4)(5) | 500 | 518 |
| | | 95,121 |

| | | |
|---|---|---|
| Southern Minnesota Municipal Power Agency 5.25%, 1/1/13 (4) | 1,400 | 1,446 |
| | | 17,006 |
| **Missouri 1.0%** | | |
| Missouri Environmental Improvement & Energy Resource Auth. IDRB, Kansas City Power & Light, 5.25%, 7/1/17 (Tender 4/1/13) (9) | 3,000 | 3,108 |
| Missouri HEFA, Washington Univ., 5.25%, 3/15/18 | 3,500 | 4,325 |
| Missouri HEFA, Washington Univ., VRDN, 0.25%, 2/15/34 | 110 | 110 |
| Missouri Highway & Transportation Commission 5.00%, 5/1/22 | 3,000 | 3,439 |
| Missouri Highway & Transportation Commission 5.00%, 5/1/23 | 1,450 | 1,657 |
| Missouri Highway & Transportation Commission 5.00%, 5/1/26 | 3,850 | 4,372 |
| Saint Louis Airport, Lambert Int'l., 6.00%, 7/1/19 | 2,500 | 2,979 |
| | | 19,990 |
| **Nebraska 0.5%** | | |
| Nebraska Ed. Fin. Auth., Creighton Univ., VRDN, 0.24%, 7/1/35 | 10,005 | 10,005 |
| | | 10,005 |
| **Nevada 1.6%** | | |
| Clark County, GO, 5.00%, 11/1/20 (4) | 1,680 | 1,937 |
| Clark County, GO, 5.00%, 11/1/28 (7) | 10,000 | 11,080 |
| Clark County Airport Improvement, Las Vegas McCarran Int'l. Airport, 5.00%, 7/1/25 (7) | 1,800 | 2,000 |
| Clark County Airport Improvement, Las Vegas McCarran Int'l. Airport, 5.00%, 7/1/26 (7) | 7,500 | 8,263 |
| Clark County Airport Improvement, Las Vegas McCarran Int'l. Airport, 5.00%, 7/1/27 (4)(5) | 2,000 | 2,076 |
| Clark County Airport Improvement, Las Vegas McCarran Int'l. Airport, 5.50%, 7/1/16 (5)(8) | 3,815 | 4,115 |

| | | |
|---|---|---|
| Clark County School Dist., GO, 5.00%, 6/15/16 (7) | 2,570 | 2,808 |
| Clark County IDRB & PCR, Southwest Gas, 5.45%, 3/1/38 (Tender 3/1/13) | 700 | 723 |
| | | 33,002 |
| **New Hampshire 0.3%** | | |
| New Hampshire Business Fin. Auth., Elliot Hosp. 6.00%, 10/1/27 | 5,200 | 5,656 |
| | | 5,656 |
| **New Jersey 2.6%** | | |
| New Jersey Economic Dev. Auth., School Fac. Construction, 5.25%, 3/1/15 | 2,000 | 2,241 |
| New Jersey HFFA, Barnabas Health, 5.00%, 7/1/16 | 2,380 | 2,572 |
| New Jersey HFFA, Barnabas Health, 5.00%, 7/1/17 | 5,005 | 5,456 |
| New Jersey HFFA, Children's Specialized Hosp., 5.00%, 7/1/12 | 205 | 206 |
| New Jersey HFFA, Children's Specialized Hosp., 5.00%, 7/1/14 | 600 | 631 |
| New Jersey HFFA, Children's Specialized Hosp., 5.00%, 7/1/18 | 400 | 419 |
| New Jersey HFFA, Meridian Health, 5.00%, 7/1/14 (12) | 625 | 678 |
| New Jersey HFFA, Meridian Health, 5.00%, 7/1/15 (12) | 1,250 | 1,391 |
| New Jersey HFFA, Meridian Health, 5.00%, 7/1/16 (12) | 1,000 | 1,131 |
| New Jersey HFFA, Meridian Health, 5.00%, 7/1/17 (12) | 1,000 | 1,148 |
| New Jersey HFFA, Meridian Health, 5.00%, 7/1/18 (12) | 2,000 | 2,325 |
| New Jersey Higher Ed. Student Assistance Auth., 5.00%, 6/1/15 | 1,330 | 1,467 |
| New Jersey Higher Ed. Student Assistance Auth., 5.00%, 6/1/16 | 5,380 | 6,039 |
| New Jersey Higher Ed. Student Assistance Auth., 5.00%, 6/1/17 | 1,330 | 1,502 |
| New Jersey Higher Ed. Student Assistance Auth., 5.00%, 6/1/18 | 1,420 | 1,614 |
| New Jersey Higher Ed. Student Assistance Auth., 5.25%, 6/1/20 | 2,145 | 2,462 |
| New Jersey Transportation Trust Fund Auth., 5.00%, 12/15/16 | 2,000 | 2,335 |
| New Jersey Transportation Trust Fund Auth., 5.25%, 12/15/14 | 6,040 | 6,751 |
| New Jersey Transportation Trust Fund Auth., 5.25%, 6/15/23 | 3,180 | 3,817 |

| | | |
|---|---|---|
| New Jersey Transportation Trust Fund Auth., 5.25%, 6/15/24 | 4,940 | 5,857 |
| Tobacco Settlement Fin. Corp., 6.125%, 6/1/42 (Prerefunded 6/1/12) (3) | 770 | 774 |
| Tobacco Settlement Fin. Corp., Tobacco Industry 5.00%, 6/1/16 | 1,750 | 1,863 |
| | | 52,679 |
| **New Mexico 0.1%** | | |
| Sandoval County, IDRB, Intel, 5.00%, 6/1/20 | 2,025 | 2,202 |
| | | 2,202 |
| **New York 10.9%** | | |
| Albany IDA, Saint Peter's Hosp., 5.50%, 11/15/13 | 1,000 | 1,065 |
| Dormitory Auth. of the State of New York, Ed. Fac. 7.50%, 5/15/13 | 3,500 | 3,760 |
| Dormitory Auth. of the State of New York, Mount Sinai Hosp. 5.00%, 7/1/19 | 2,110 | 2,424 |
| Dormitory Auth. of the State of New York, Mount Sinai Hosp. 5.00%, 7/1/20 | 1,360 | 1,557 |
| Dormitory Auth. of the State of New York, Mount Sinai Hosp. 5.00%, 7/1/21 | 5,200 | 5,890 |
| Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 3/15/20 (7) | 1,000 | 1,116 |
| Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 3/15/22 | 7,070 | 8,162 |
| Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 3/15/25 | 8,860 | 10,528 |
| Dormitory Auth. of the State of New York, Personal Income Tax 5.25%, 2/15/27 | 3,600 | 4,230 |
| Dormitory Auth. of the State of New York, State Univ. 5.25%, 7/1/19 (1) | 2,275 | 2,549 |
| Dormitory Auth. of the State of New York, VR, 5.25%, 11/15/23 (Prerefunded 5/15/12) (3) | 2,455 | 2,460 |
| Long Island Power Auth., 5.00%, 5/1/14 | 10,000 | 10,850 |

| | | |
|---|---|---|
| Long Island Power Auth., 5.00%, 12/1/21 (7) | 3,000 | 3,370 |
| Long Island Power Auth., 5.25%, 12/1/14 | 3,000 | 3,343 |
| Long Island Power Auth., 5.50%, 4/1/24 | 1,850 | 2,172 |
| Metropolitan Transportation Auth., 5.00%, 11/15/23 | 5,000 | 5,719 |
| Metropolitan Transportation Auth., Dedicated Tax Fund 5.00%, 11/15/23 (1) | 3,325 | 3,836 |
| Nassau County IDA, Amsterdam at Harborside, 6.50%, 1/1/27 | 1,200 | 958 |
| New York City, GO, 5.00%, 8/1/14 | 4,475 | 4,921 |
| New York City, GO, 5.00%, 3/1/17 | 2,160 | 2,550 |
| New York City, GO, 5.00%, 4/1/20 | 2,885 | 3,218 |
| New York City, GO, 5.00%, 4/1/21 (8) | 3,915 | 4,374 |
| New York City, GO, 5.50%, 8/1/12 | 4,165 | 4,221 |
| New York City, GO, Series B, 5.00%, 8/1/16 | 2,000 | 2,334 |
| New York City, GO, Series C, 5.00%, 8/1/16 | 8,400 | 9,803 |
| New York City, GO, Series G, 5.00%, 8/1/16 | 6,765 | 7,895 |
| New York City, GO, Series H, 5.00%, 8/1/16 | 2,000 | 2,186 |
| New York City, GO, Series I-1, 5.00%, 8/1/16 | 14,430 | 16,840 |
| New York City, GO, VR, 4.75%, 12/15/22 | 8,160 | 8,644 |
| New York City IDA, Terminal One Group, 5.50%, 1/1/15 (5) | 6,000 | 6,470 |
| New York City Municipal Water Fin. Auth., Water Sewer 5.00%, 6/15/27 | 3,000 | 3,321 |
| New York City Transitional Fin. Auth., 5.00%, 11/1/27 | 8,410 | 9,898 |
| New York City Transitional Fin. Auth., Future Tax 5.00%, 11/1/15 | 4,750 | 5,470 |
| New York City Transitional Fin. Auth., Future Tax, 5.00%, 8/1/20 | 5,305 | 6,157 |
| New York City Transitional Fin. Auth., Future Tax, 5.00%, 8/1/20 (Prerefunded 8/1/16) (3) | 995 | 1,179 |
| New York City Transitional Fin. Auth., Future Tax 5.00%, 11/1/23 | 8,000 | 9,553 |
| New York State Thruway Auth., 5.00%, 1/1/22 (8) | 6,310 | 7,327 |

| | | |
|---|---|---|
| New York State Thruway Auth., Dedicated Tax Fund, Second Highway & Bridge, 5.00%, 4/1/18 (4) | 10,000 | 11,392 |
| New York State Thruway Auth., Dedicated Tax Fund, Second Highway & Bridge, 5.00%, 4/1/23 (4) | 4,500 | 5,076 |
| Niagara County IDA, Covanta ARC, Solid Waste 5.45%, 11/15/26 (Tender 11/15/12) (5) | 2,000 | 2,025 |
| Seneca Nation Indians Capital Improvement Auth. 5.25%, 12/1/16 (6) | 3,500 | 3,548 |
| Tobacco Settlement Fin. Corp., New York State, 5.00%, 6/1/16 | 5,150 | 5,939 |
| Tobacco Settlement Fin. Corp., New York State 5.50%, 6/1/19 (8) | 3,120 | 3,287 |
| Tobacco Settlement Fin. Corp., New York State, 5.50%, 6/1/20 | 2,050 | 2,160 |
| | | 223,777 |
| **North Carolina 2.6%** | | |
| Cape Fear Public Utility Auth., Water & Sewer, 5.00%, 8/1/27 | 405 | 470 |
| Charlotte, Douglas Int'l. Airport, 5.00%, 7/1/27 | 3,670 | 4,130 |
| Charlotte, Water & Sewer, 5.00%, 7/1/27 | 1,000 | 1,151 |
| North Carolina, Capital Improvement, 5.00%, 5/1/15 | 6,820 | 7,721 |
| North Carolina, Capital Improvement, 5.00%, 5/1/16 | 7,760 | 9,053 |
| North Carolina Eastern Municipal Power Agency, 5.00%, 1/1/26 | 4,400 | 4,903 |
| North Carolina Eastern Municipal Power Agency 5.375%, 1/1/16 | 1,245 | 1,286 |
| North Carolina Eastern Municipal Power Agency 6.00%, 1/1/18 (4) | 7,860 | 9,679 |
| North Carolina Eastern Municipal Power Agency, Series D 5.50%, 1/1/14 | 130 | 140 |
| North Carolina Eastern Municipal Power Agency, Series F 5.50%, 1/1/14 | 3,600 | 3,883 |
| North Carolina Municipal Power Agency No. 1, Catawba Electric 5.25%, 1/1/17 | 1,320 | 1,560 |
| North Carolina Municipal Power Agency No. 1, Catawba Electric 5.50%, 1/1/13 | 1,280 | 1,323 |

| | | |
|---|---|---|
| **Pennsylvania 2.2%** | | |
| Cumberland County Municipal Auth., Wesley, 7.125%, 1/1/25 (Prerefunded 1/1/13) (3) | 400 | 422 |
| Pennsylvania, GO, 5.375%, 7/1/16 (1) | 3,000 | 3,577 |
| Pennsylvania IDA, 5.00%, 7/1/16 | 1,980 | 2,260 |
| Pennsylvania IDA, 5.00%, 7/1/17 | 2,020 | 2,343 |
| Philadelphia Airport, 5.25%, 6/15/24 (5) | 22,340 | 24,626 |
| Philadelphia Airport, 5.25%, 6/15/28 | 1,180 | 1,314 |
| Philadelphia Airport, 5.25%, 6/15/29 | 3,995 | 4,411 |
| Saint Mary Hosp. Auth., Catholic Health East, 4.00%, 11/15/15 | 1,360 | 1,466 |
| Saint Mary Hosp. Auth., Catholic Health East, 5.00%, 11/15/15 | 1,360 | 1,521 |
| Souderton Area School Dist., GO, 5.00%, 11/15/18 (8) | 1,700 | 1,879 |
| Wells Fargo Stage Trust, Pennsylvania, GO, VRTR 0.25%, 7/1/41 (6) | 1,000 | 1,000 |
| | | 44,819 |
| **Puerto Rico 0.8%** | | |
| Puerto Rico Electric Power Auth., 5.25%, 7/1/12 (7) | 1,000 | 1,008 |
| Puerto Rico Electric Power Auth., 5.25%, 7/1/18 | 7,700 | 8,778 |
| Puerto Rico Electric Power Auth., 5.25%, 7/1/19 | 4,000 | 4,575 |
| Puerto Rico Ind., Tourism, Ed., Medical & Environmental Ascension Health, 6.375%, 11/15/15 | 620 | 623 |
| Puerto Rico Sales Tax Fin. Corp., 5.25%, 8/1/27 | 750 | 833 |
| | | 15,817 |
| **Rhode Island 0.0%** | | |
| Central Falls Detention Fac. Corp., 7.25%, 7/15/35 | 1,000 | 831 |
| | | 831 |
| **South Carolina 1.6%** | | |
| Charleston Water & Sewer, 5.125%, 1/1/13 | 1,000 | 1,032 |

| | | |
|---|---|---|
| Tennessee Energy Acquisition Corp., Goldman Sachs 5.25%, 9/1/18 | 3,000 | 3,369 |
| | | 9,320 |
| **Texas 13.5%** | | |
| Arlington Independent School Dist., GO, 5.00%, 2/15/15 | 4,200 | 4,729 |
| Austin, Public Improvement, GO, 5.00%, 9/1/17 (1) | 3,300 | 3,706 |
| Cypress-Fairbanks Independent School Dist., 5.00%, 2/15/24 | 8,205 | 9,941 |
| Dallas Area Rapid Transit, Sales Tax, 5.00%, 12/1/22 | 3,500 | 4,129 |
| Dallas Area Rapid Transit, Sales Tax, 5.00%, 12/1/25 | 8,065 | 9,335 |
| Dallas/Fort Worth Airport, 5.00%, 11/1/19 | 3,000 | 3,629 |
| Dallas/Fort Worth Airport, 5.50%, 11/1/17 (5)(7) | 3,770 | 3,985 |
| Dallas/Fort Worth Airport, 5.75%, 11/1/13 (5)(8) | 1,505 | 1,511 |
| Guadalupe-Blanco River Auth. Ind. Dev., IDRB, AEP Texas Central, 5.625%, 10/1/17 | 1,800 | 2,045 |
| Harris County Cultural Ed. Fac., Methodist Hosp. System 5.25%, 12/1/16 | 1,500 | 1,752 |
| Harris County Cultural Ed. Fac., Methodist Hosp. System, VRDN 0.23%, 12/1/27 | 14,085 | 14,085 |
| Harris County Cultural Ed. Fac., Saint Luke's Episcopal Health 5.00%, 2/15/16 | 4,430 | 4,993 |
| Harris County Cultural Ed. Fac., Saint Luke's Episcopal Health 5.00%, 2/15/17 | 3,665 | 4,224 |
| Harris County Health Fac. Dev. Corp., Memorial Hermann Healthcare, 7.00%, 12/1/27 | 2,225 | 2,665 |
| Harris County Health Fac. Dev. Corp., Texas Children's Hosp. 5.375%, 10/1/12 (2) | 2,145 | 2,154 |
| Houston, Airport System, 5.00%, 7/1/14 (5) | 3,600 | 3,928 |
| Houston, Combined Utility Systems, 5.25%, 5/15/14 (1) | 7,000 | 7,689 |
| Houston, Combined Utility Systems, 5.25%, 5/15/22 (7) | 2,550 | 2,773 |
| Houston, Combined Utility Systems, 5.25%, 5/15/25 (1) | 1,440 | 1,553 |
| Houston, GO, Public Improvement, 5.00%, 3/1/22 (7) | 5,930 | 6,738 |

| | | |
|---|---|---|
| Lower Colorado River Auth., 5.00%, 5/15/17 | 6,740 | 7,926 |
| Lower Colorado River Auth., 5.75%, 5/15/28 | 1,400 | 1,543 |
| Lower Colorado River Auth., 5.875%, 5/15/14 (7) | 375 | 377 |
| Matagorda County Navigation Dist. No. 1, AEP Texas Central 1.125%, 6/1/30 (Tender 6/1/12) | 7,000 | 7,002 |
| Mission Economic Dev. Corp., Waste Management 6.00%, 8/1/20 (Tender 8/1/13) (5) | 5,000 | 5,299 |
| North Texas Tollway Auth., 5.00%, 1/1/20 | 2,350 | 2,749 |
| North Texas Tollway Auth., 5.00%, 1/1/25 | 2,090 | 2,336 |
| North Texas Tollway Auth., Series A, 6.00%, 1/1/25 | 4,380 | 5,172 |
| North Texas Tollway Auth., Series C, 6.00%, 1/1/25 | 3,690 | 4,328 |
| San Antonio Electric & Gas, 5.00%, 2/1/19 | 3,280 | 3,648 |
| San Antonio Electric & Gas, 5.00%, 2/1/21 | 1,500 | 1,700 |
| San Antonio Electric & Gas, 5.00%, 2/1/23 | 10,000 | 11,612 |
| San Antonio Electric & Gas, 5.00%, 2/1/24 | 10,000 | 11,586 |
| Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Health Care 5.75%, 11/15/24 | 3,760 | 4,348 |
| Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Health Care 6.25%, 11/15/29 | 5,000 | 5,807 |
| Tarrant County Cultural Ed. Fac. Fin. Corp., Scott & White Healthcare, 5.00%, 8/15/20 | 2,570 | 3,020 |
| Tarrant County Cultural Ed. Fac. Fin. Corp., Scott & White Healthcare, 5.25%, 8/15/21 | 2,500 | 2,946 |
| Tarrant County Cultural Ed. Fac. Fin. Corp., Scott & White Healthcare, 5.25%, 8/15/22 | 1,580 | 1,843 |
| Tarrant County Cultural Ed. Fac. Fin. Corp., Scott & White Healthcare, 5.25%, 8/15/24 | 3,785 | 4,247 |
| Tarrant County Cultural Ed. Fac. Fin. Corp., Scott & White Healthcare, 5.25%, 8/15/25 | 4,130 | 4,602 |
| Tarrant County Cultural Ed. Fac. Fin. Corp., Texas Health Resources, 5.00%, 2/15/16 | 2,000 | 2,286 |
| Tarrant County Cultural Ed. Fac. Fin. Corp., Texas Health Resources, 5.00%, 2/15/17 | 835 | 966 |

| | | |
|---|---|---|
| Tarrant County Cultural Ed. Fac. Fin. Corp., Texas Health Resources, 5.00%, 2/15/22 | 6,995 | 7,711 |
| Tarrant County Health Fac. Dev. Corp., Baylor Health Care 5.375%, 11/15/21 | 640 | 649 |
| Texas A&M Univ. System, Series B, 5.00%, 5/15/25 | 2,400 | 2,647 |
| Texas A&M Univ. System, Series D, 5.00%, 5/15/25 | 7,325 | 8,919 |
| Texas Municipal Gas Acquisition & Supply Corp., Merrill Lynch 5.25%, 12/15/22 | 2,735 | 2,937 |
| Texas Municipal Gas Acquisition & Supply Corp., Merrill Lynch 5.625%, 12/15/17 | 4,080 | 4,552 |
| Texas Transportation Commission, Series A, 5.00%, 4/1/21 | 3,450 | 4,059 |
| Texas Transportation Commission, Series A, 5.00%, 4/1/26 | 7,000 | 8,036 |
| Texas Transportation Commission, Series B, 5.00%, 4/1/21 | 8,200 | 9,406 |
| Texas Transportation Commission, Series B, 5.00%, 4/1/26 | 27,500 | 31,138 |
| Travis County Health Fac. Dev. Corp., Westminster Manor 6.25%, 11/1/16 | 3,450 | 3,556 |
| Univ. of Texas System, 5.00%, 8/15/23 (Prerefunded 8/15/16) (3) | 2,335 | 2,752 |
| | | 277,269 |
| **Virgin Islands 0.1%** | | |
| Virgin Islands PFA, 5.25%, 10/1/20 | 1,000 | 1,063 |
| | | 1,063 |
| **Virginia 3.7%** | | |
| Arlington County, Public Improvement, 5.00%, 5/15/17 (Prerefunded 5/15/15) (3) | 445 | 505 |
| Chesterfield County Economic Dev. Auth., PCR, Virginia Electric & Power, 5.00%, 5/1/23 | 1,000 | 1,138 |
| Fredericksburg Economic Dev. Auth., Mary Washington Healthcare, 5.25%, 6/15/22 | 3,115 | 3,643 |
| Greater Richmond Convention Center, Hotel Tax 5.00%, 6/15/16 (1) | 2,000 | 2,221 |

| | | |
|---|---|---|
| Greater Richmond Convention Center., 5.00%, 6/15/24 (1) | 1,000 | 1,061 |
| Hampton Roads Sanitation Dist., Wastewater, 5.00%, 4/1/21 | 2,685 | 3,152 |
| Hampton Roads Sanitation Dist., Wastewater, 5.00%, 4/1/27 | 2,745 | 3,141 |
| Henrico County Water & Sewer, 5.00%, 5/1/24 | 1,000 | 1,126 |
| Henrico County Water & Sewer, 5.00%, 5/1/26 | 2,590 | 2,916 |
| Lexington IDA, VMI Dev. Board, 5.00%, 12/1/20 | 1,400 | 1,769 |
| Loudoun County, GO, 5.00%, 11/1/18 | 3,875 | 4,810 |
| Loudoun County IDA, Loudoun Hosp., 6.10%, 6/1/32 (Prerefunded 6/1/12) (3) | 1,000 | 1,015 |
| Richmond, Public Utility, 5.00%, 1/15/35 | 7,000 | 7,786 |
| Virginia, GO, 5.00%, 6/1/14 | 4,600 | 5,046 |
| Virginia College Building Auth., Public Higher Ed. Fin. 5.00%, 9/1/16 | 3,350 | 3,686 |
| Virginia College Building Auth., Public Higher Ed. Fin. 5.00%, 9/1/27 | 2,700 | 3,098 |
| Virginia Port Auth., 5.00%, 7/1/14 (5)(7) | 1,000 | 1,078 |
| Virginia Port Auth., 5.50%, 7/1/13 (5)(7) | 2,590 | 2,737 |
| Virginia Public Building Auth., 5.00%, 8/1/23 | 4,255 | 5,076 |
| Virginia Public School Auth., 1997 Resolution, GO 5.00%, 8/1/27 | 2,250 | 2,580 |
| Virginia Transportation Board, 4.75%, 5/15/20 | 5,500 | 5,879 |
| Virginia Transportation Board, Federal Highway, GAN, GO 5.00%, 9/15/23 | 7,660 | 9,427 |
| Virginia Transportation Board, Federal Highway, GAN, GO 5.00%, 9/15/24 | 2,175 | 2,655 |
| | | 75,545 |
| **Washington 4.6%** | | |
| Central Puget Sound Regional Transit, 5.00%, 11/1/27 (4) | 4,130 | 4,529 |
| Energy Northwest, 5.50%, 7/1/13 | 4,000 | 4,244 |
| Energy Northwest, 5.50%, 7/1/15 (Prerefunded 7/1/13) (1)(3) | 6,530 | 6,927 |
| King County, 5.00%, 1/1/23 (Prerefunded 1/1/15) (3)(8) | 6,380 | 7,140 |

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Summit Municipal Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Municipal Intermediate Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks the highest level of income exempt from federal income taxes consistent with moderate price fluctuation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Credits Credits are earned on the fund’s temporarily uninvested cash balances held at the custodian and such credits reduce the amount paid by the manager for custody of the fund’s assets. In order to pass the benefit of custody credits to the fund, the manager has voluntarily reduced its investment management and administrative expense in the accompanying financial statements.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption will have no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. On April 30, 2012, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their values.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended April 30, 2012, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of April 30, 2012, the fund held no derivative instruments.

Additionally, during the six months ended April 30, 2012, the fund recognized $698,000 of realized loss on Futures and a $114,000 change in unrealized gain on Futures related to its investments in interest rate derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty risk related to exchange-traded derivatives, including futures and options contracts, is minimal because the exchange’s clearinghouse provides protection against defaults. Additionally, for exchange-traded derivatives, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended April 30, 2012, the fund’s exposure to futures, based on underlying notional amounts, was generally between 0% and 2% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $269,032,000 and $57,893,000, respectively, for the six months ended April 30, 2012.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after November 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2011, the fund had $903,000 of available capital loss carryforwards, which all expire in fiscal 2016.

At April 30, 2012, the cost of investments for federal income tax purposes was $1,910,712,000. Net unrealized gain aggregated $137,554,000 at period-end, of which $139,682,000 related to appreciated investments and $2,128,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.50% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses; interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities, such as financial, accounting, and administrative services; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month and the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the gross profits realized from managing the fund in particular and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. The Board noted that, under the Advisory Contract, the fund pays the Advisor a single fee based on the fund’s average daily net assets that includes investment management services and provides for the Advisor to pay all expenses of the fund’s operations except for interest, taxes, portfolio transaction fees, and any nonrecurring extraordinary expenses that may arise. The Board concluded that, based on the profitability data it reviewed and consistent with this single fee structure, the Advisory Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s single fee structure in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. For these purposes, the Board assumed that the fund’s management fee rate was equal to the single fee less the fund’s operating expenses. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio was above the median for certain groups of comparable funds but below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts and other private accounts and funds with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients that illustrated how the requirements and economies of the institutional business are fundamentally different from those of the mutual fund business. The information showed that the Advisor’s responsibilities for its institutional account business are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Advisory Contract were reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Municipal Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 14, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 14, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 14, 2012